SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934


{ }  Filed  by  the  Registrant
{ }  Filed  by  party  other  than  the  Registrant
{X}  Preliminary  Proxy  Statement
{ } Confidential, For Use of the Commission Only (as permitted by Rule 14a-6 (e)(2))
{ }  Definitive  Proxy  Statement
{ }  Definitive  Additional  Materials
{ }  Soliciting  Material  Pursuant  to  Rule  14a-11  (c)  or  Rule  14a-12


                             MERIDIAN HOLDINGS, INC


Payment  of  Filing  Fee  (Check  appropriate  box):

{X}  No  fee  required.
{ }  Fee  computed  on table below per Exchange Act Rules  14a-6(i)(1) and 0-11.
{ }  Fee  paid  previously  with  preliminary  materials
{ } Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

MERIDIAN  HOLDINGS,  INC.
900  Wilshire  Boulevard,  Suite  500
Los  Angeles,  California  90017

February 8,  2003

RE:  NOTICE  OF  ANNUAL  MEETING  FOR  THE  YEAR  ENDING  DECEMBER  2001

Dear  Meridian  Holdings  Stockholder:

On behalf of the Board of Directors, it is a pleasure to invite you to attend the 2002 Annual Meeting of Stockholders to be held at 1:00 p.m. Standard Pacific time, on March 8, 2003, at the Ramada Inn, 6333 Bristol Parkway, Culver City, California 90230 for the following purposes:

1. To elect four members of the Company's Board of Directors to serve for a one-year term;

2. To elect one member of the Company's Board of Directors to serve for a three year term as the Chairman of the Board of Directors.

3. To ratify the reappointment of Andrew Smith, CPA as the Company's independent certified public accountant for the fiscal year ending December 31, 2002; and

4. To consider and vote upon a proposal to re-approve the Company's 2001 Joint Incentive and Non-Qualified Stock Option Plan for the 2003 fiscal year;

5. BOARD DISCRETION TO EFFECT REVERSE STOCK SPLIT. To consider and vote upon each of the following proposed amendments to our Amended and Restated Certificate of Incorporation and to permit the board, at its discretion, to, at any time prior to our next annual meeting:

(i) effect a reverse split of our outstanding common stock at an exchange ratio of 1-for-3;
(ii) effect a reverse split of our outstanding common stock at an exchange ratio of 1-for-5; and
(iii) effect a reverse split of our outstanding common stock at an exchange ratio of 1-for-10.

Our board of directors would retain discretion to elect to implement any one of the approved reverse stock splits or to elect not to implement a reverse stock split at all.

6.   To  transact  such  other  business as  may properly come before the Annual
Meeting  and  any  adjournments  or  postponements  thereof.

Members of management will report on the Company's operations, followed by a period for questions and discussion.

The Board of Directors has fixed the close of business on January 31, 2003 as the record date for determining those stockholders entitled to notice of, and to vote at, the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting may be examined at the offices of the Company situated at 900 Wilshire Boulevard, Suite 500, Los Angeles, California 90017 during the ten-day period preceding the Annual Meeting.

We hope you can attend the meeting. Regardless of the number of shares you own, your vote is very important. Please ensure that your shares will be represented at the meeting by signing and returning your proxy now, even if you plan to attend the meeting.

Thank  you  for  your  continued  support  of  the  Company.

Sincerely,

/s/  ANTHONY  C.  DIKE
--------------------------------
Anthony  C.  Dike,
Chairman  of  the  Board  &  CEO

        PLEASE SIGN, DATE AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE.


                             MERIDIAN HOLDINGS, INC.

            PROXY  -  ANNUAL  MEETING  OF  STOCKHOLDERS  -  MARCH  8,  2003

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


The undersigned stockholder of Meridian Holdings, Inc. (the "Company") hereby constitutes and appoints Anthony C. Dike, lawful attorneys and proxies of the undersigned, with full power of substitution, for and in the name, place and stead of the under- signed, to vote at the Annual Meeting of Stockholders of the Company to be held in the Ramada Inn at 6333 Bristol Parkway, Culver City, California 90230, on Friday, March 8, 2003 at 1:00 P.M. (local time), and any adjournment(s) thereof, with all powers the undersigned would possess if personally present and to vote thereat, as provided below, the number of shares the undersigned would be entitled to vote if personally present for the following purposes:

                                (Check One)       FOR    AGAINST    ABSTAIN

ITEM  1:       To  elect  the  following
five  nominees  as  directors of  the  Company
to  serve  until  the  next  Annual Meeting
of  Stockholders:
     James  Kyle   II                            (  )     (  )     (  )
     James  Truher                               (  )     (  )     (  )
     Scott  Wellman                              (  )     (  )     (  )
     Marcellina  Offoha                          (  )     (  )     (  )

ITEM  2:       To  elect  the  following
nominee  as the Chairman of the Board of
director of  the  Company  to  serve
a three year term:
     Anthony C. Dike                              (  )     (  )     (  )

ITEM  3:     To  ratify  the  reappointment
of  Andrew Smith, CPA, as the independent
auditor  for  the  fiscal  year  ending
December  31,  2002;                              (  )     (  )     (  )

ITEM  4:    To  consider  and  vote  upon
a  proposal  to  re-approve the  Company's
2001 Joint  Incentive  and Non-Qualified
Stock  Option  Plan for 2003 fiscal year;         (  )     (  )     (  )

ITEM  5:  BOARD DISCRETION TO EFFECT
REVERSE STOCK SPLIT. To  consider
and vote upon each  of  the   following
proposed  amendments  to  our  Amended
and Restated Certificate of Incorporation and to permit the board, at its discretion, to, at any time prior to our next annual meeting:

(i) effect a reverse split of our outstanding common stock at an exchange ratio of 1-for-3;

(ii) effect a reverse split of our outstanding common stock at an exchange ratio of 1-for-5; and
(iii) effect a reverse split of our outstanding common stock at an exchange ratio of 1-for-10.

Our board of directors would retain discretion to
elect to implement any one  of the approved reverse
stock splits or to elect not to implement a reverse
stock split at all.                                   (  )     (  )     (  )

ITEM 6: In his discretion, on such other matters as may properly come before the meeting or any adjournments thereof; all as more particularly described in the Company's Proxy Statement dated February 8, 2003, relating to such meeting, receipt of which is hereby acknowledged.

Every properly signed proxy will be voted in accordance with the specifications made thereon. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH ITEM LISTED ABOVE. All prior proxies are hereby revoked. This Proxy will also be voted in accordance with the discretion of the proxies or proxy on any other business. Receipt is hereby acknowledged of the Notice of Special Meeting and Proxy Statement.


                        (LABEL CONTAINING  NAME,  ADDRESS
                         AND NUMBER OF SHARES GOES HERE)


____________________________________  _________________________________
Signature                             Signature (if jointly held)
____________________________________  _________________________________
Print Name                            Print Name
____________________________________  _________________________________
Dated                                 Dated



(Please sign exactly as name appears hereon. When signing as attorney, executor, administrator, trustee, guardian, etc., give full title as such. For joint accounts, each joint owner should sign.)



               --------------------------------------------------
THIS IS AN IMPORTANT MEETING AND ALL STOCKHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. THOSE STOCKHOLDERS WHO ARE UNABLE TO ATTEND ARE RESPECTFULLY URGED TO EXECUTE AND RETURN THE ENCLOSED PROXY FORM AS PROMPTLY AS POSSIBLE. STOCKHOLDERS WHO EXECUTE A PROXY FORM MAY NEVERTHELESS ATTEND THE MEETING, REVOKE THEIR PROXY, AND VOTE THEIR SHARES IN PERSON. YOUR BOARD RECOMMENDS THAT YOU VOTE IN FAVOR OF THE NOMINEES FOR DIRECTORS AND FOR THE OTHER PROPOSALS TO BE CONSIDERED AT THE ANNUAL MEETING. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY FORM PROMPTLY USING THE ENCLOSED ENVELOPE

               --------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                      To be Held March 8, 2003 1:00 P.M.


                             MERIDIAN HOLDINGS, INC.
                          900 Wilshire Blvd.  Suite 500
                              Los Angeles, CA 90017


To  the  Stockholders  of  Meridian  Holdings,  Inc.

The  annual  meeting  of stockholders of  Meridian Holdings, Inc.,   a  Colorado
corporation (the "Company"), will be held at 1:00 p.m. Standard Pacific time, on
March 8,  2003,  at  the  Ramada  Inn,   6333  Bristol  Parkway,  Culver City,
California  90230  for  the  following  purposes:

1. To elect four members of the Company's Board of Directors to serve for a one-year term;

2. To elect one member of the Company's Board of Directors to serve for a three year term as the Chairman of the Board of Directors.

3. To ratify the reappointment of Andrew Smith, CPA as the Company's independent certified public accountant for the fiscal year ending December 31, 2002; and

4. To consider and vote upon a proposal to re-approve the Company's 2001 Joint Incentive and Non-Qualified Stock Option Plan for the 2003 fiscal year;

5. BOARD DISCRETION TO EFFECT REVERSE STOCK SPLIT. To consider and vote upon each of the following proposed amendments to our Amended and Restated Certificate of Incorporation and to permit the board, at its discretion, to, at any time prior to our next annual meeting:

(i) effect a reverse split of our outstanding common stock at an exchange ratio of 1-for-3;
(ii) effect a reverse split of our outstanding common stock at an exchange ratio of 1-for-5; and
(iii) effect a reverse split of our outstanding common stock at an exchange ratio of 1-for-10.

Our board of directors would retain discretion to elect to implement any one of the approved reverse stock splits or to elect not to implement a reverse stock split at all.

6.   To  transact  such  other  business as  may properly come before the Annual
Meeting  and  any  adjournments  or  postponements  thereof.

The Board of Directors has fixed the close of business on January 31, 2003 as the record date for determining those stockholders entitled to notice of, and to vote at, the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting may be examined at the offices of the Company situated at 900 Wilshire Boulevard, Suite 500, Los Angeles, California 90017 during the ten-day period preceding the Annual Meeting. Whether or not you expect to attend the meeting, please complete, date and sign the enclosed proxy and mail it promptly in the enclosed envelope in order to ensure representation of your shares. No postage need be affixed if the proxy is mailed in the United States.

                                             By order of the Board of Directors,

                                        /s/  ANTHONY  C.  DIKE
                                        ----------------------
                                            Anthony C. Dike
                                            Secretary

Los  Angeles,  California
February  8,  2003

                             MERIDIAN HOLDINGS, INC
                        900 Wilshire Boulevard, Suite 500
                         Los Angeles, California  90017

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON MARCH 8, 2003


         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Meridian Holdings, Inc., a Colorado corporation (the "Company"), of proxies from the holders of the Company's common stock, $.001 par value, (the "Common Stock"), for use at the 2003 Annual Meeting of Stockholders of the Company to be held at 1:00 p.m. Standard Pacific time, on March 8, 2003, at Ramada Inn, 6333 Bristol Parkway, Culver City, California 90230 or at any adjournment(s) or postponement(s) thereof (the "Meeting"), pursuant to the enclosed Notice of Annual Meeting. The approximate date that this Proxy Statement and the enclosed form of proxy are first being sent to holders of Common Stock is February 8, 2003. Stockholders should review the information provided herein in conjunction with any other Company's reports, which accompanies this Proxy Statement.

                               GENERAL INFORMATION

         The enclosed proxy is solicited on behalf of the Company's Board of Directors. The giving of a proxy does not preclude the right to vote in person should any stockholder giving the proxy so desire. Any stockholder who executes and delivers a proxy may revoke it at any time prior to its use by (1) giving written notice of such revocation to the Company, care of the Secretary, Meridian Holding Inc., 900 Wilshire Boulevard, Suite 500, Los Angeles, California 90017; (2) executing and delivering a proxy bearing a later date to the Secretary of the Company; or (3) appearing at the Meeting and voting in person.

Shares represented by properly executed proxies will be voted at the Annual Meeting as specified, unless such proxies are subsequently revoked as provided above. If no choice is specified on a valid, unrevoked proxy, the shares will be voted as recommended by the Board. Proxies will also authorize the shares represented thereby to be voted on any matters not known as of the date of this Proxy Statement that may properly be presented for action at the Annual Meeting.

On January 31, 2003, the record date for determination of stockholders of the Company entitled to vote at the Annual Meeting (the "Record Date"), there were 93,706,485 shares of the Company's common stock outstanding (the "Common Stock"), each share of which entitles the holder thereof to one vote on all matters. The holders of a majority of the Common Stock present in person or represented by proxy will constitute a quorum for transaction of business at the Annual Meeting.

This Proxy Statement and the Form of Proxy will be sent to the Company's stockholders on or about February 8, 2003.


         The cost of preparing, assembling and mailing this Proxy Statement, the Notice of Annual Meeting of Stockholders and the enclosed proxy is to be born by the Company. In addition to the use of mail, employees of the Company may solicit proxies by telephone, telegram or personal interview. The Company's employees will receive no compensation for soliciting proxies other than their regular salaries. Brokers, banks, nominees, fiduciaries and other custodians will be requested to solicit beneficial owners of shares and will be reimbursed for their expenses.

                             PURPOSES OF THE MEETING

At the Meeting, the Company's stockholders will consider and vote upon the following matters:

1. To elect four members of the Company's Board of Directors to serve for a one-year term;

2. To elect one member of the Company's Board of Directors to serve for a three year term as the Chairman of the Board of Directors.

3. To ratify the reappointment of Andrew Smith, CPA as the Company's independent certified public accountant for the fiscal year ending December 31, 2002; and

4. To consider and vote upon a proposal to re-approve the Company's 2001 Joint Incentive and Non-Qualified Stock Option Plan for the 2003 fiscal year;

5. BOARD DISCRETION TO EFFECT REVERSE STOCK SPLIT. To consider and vote upon each of the following proposed amendments to our Amended and Restated Certificate of Incorporation and to permit the board, at its discretion, to, at any time prior to our next annual meeting:

(i) effect a reverse split of our outstanding common stock at an exchange ratio of 1-for-3;
(ii) effect a reverse split of our outstanding common stock at an exchange ratio of 1-for-5; and
(iii) effect a reverse split of our outstanding common stock at an exchange ratio of 1-for-10.

Our board of directors would retain discretion to elect to implement any one of the approved reverse stock splits or to elect not to implement a reverse stock split at all.

6.   To  transact  such  other  business as  may properly come before the Annual
Meeting  and  any  adjournments  or  postponements  thereof.

         Unless contrary instructions are indicated on the enclosed proxy, all shares represented by valid proxies received pursuant to this solicitation (and which have not been revoked in accordance with the procedures set forth above) will be voted (a) for the election of the four nominees for director named below, and (b) in favor of all other proposals described in the Notice of Annual Meeting. In the event that a stockholder specifies a different choice by means of the enclosed proxy, his shares will be voted in accordance with the specification so made.

                          ITEM 1 and 11. ELECTION OF DIRECTORS

The Company's Bylaws provide that the number of directors constituting the Company's Board of Directors shall be fixed by the Board of Directors, provided that the number of directors shall not be fewer than one nor more than nine. The Board of Directors has fixed at five the number of directors that will constitute the Board. Each director elected at the Meeting will serve until his or her term expires and until his or her successor has been duly elected and qualified. The following members of the board of directors:
Anthony C. Dike, MD, James L. Kyle II, MD, James W. Truher, Scott W. Wellman, Esq., and Marcellina Offoha, Ph.D. proxies will be voted for such persons absent contrary instructions.

         The Board of Directors has no reason to believe that any nominee will refuse to act or be unable to accept election; however, in the event that a nominee for director is unable to accept election or if any other unforeseen contingency arises, proxies will be voted for the remaining nominees, if any, and for such other person as may be designated by the Board of Directors, unless it is directed by a proxy to do otherwise.

         Certain information concerning the nominees for election as directors is as follows:

Anthony C. Dike, MD, our Chairman, Chief Executive Officer, Secretary and a director. Dr. Dike has been the Chairman of the Board, CEO and President of the Company since August, 1999. Anthony C. Dike, a physician by training and an entrepreneur that has funded and developed various start-up high technology businesses from inception to fruition through his private investment firm, MMG Investments Inc., a California corporation.

He  is  the  founder  of  CGI Communications  Services,  Inc.  He  also  is  the founder of the registrant formerly known as Intercare Diagnostics, Inc., a United States Food and Drug Administration (USFDA) registered Bio-Medical Software Manufacturing Company, with over 5 Multimedia healthcare related software programs in the market. He also pioneered the design and development of the Mirage Systems Biofeedback Software Program, the first United States Food and Drug Administration approved software only for Biofeedback and Relaxation Training. He is also the founder of Capnet IPA, and Meridian Health Systems, Inc. Anthony C. Dike, MD, is also a member of the peer-review standing panel for United States Department of Education National Institute for Disability and Rehabilitation Research. He has served as a consultant to United Nations Development Project-Sustainable Human Development Program. He most recently pioneered the design and development of "InterCare Clinical Explorer (ICE)", a scalable software application specifically designed to effect cost-effective integration of all aspects of the healthcare enterprise through documentation, information tracking and error reduction that supports patient safety and greater efficiency among healthcare providers.

     James L. Kyle II, MD. M-Div, Dr. Kyle II, age 47 years--- Dr. Kyle has been the Director of the Company since August 9, 1999. Dr. Kyle was formerly the Interim Dean of Charles R. Drew University of Medicine and Science, Los Angeles, California. Prior to this appointment, he was the Chief Medical officer and Director of Clinical Business Development of the University since March 1996. Dr. Kyle was the President and Chief Executive Officer of
Sharp Health Plan and a Vice President, Community Care Division of Sharp Healthcare from March 1994 through March 1996. During the period from June 1990 through March 1994, Dr. Kyle started and maintained a private practice of internal medicine in Long beach California. Dr. Kyle received his Bachelor of Arts degree in Religion from Loma Linda University and his Masters of Divinity from Andrews Theological Seminary. Dr. Kyle received his Medical Degree from UCLA in 1987. Dr. Kyle performed his residency at UCLA, Department of Medicine and received his California Medical License in 1988.

     James W. Truher. Mr. Truher, age 67 years---Mr. Truher has been a Director of the Company since August 19, 1999. Mr. Truher has over 40 years Management and engineering experience in the telecommunications industry. He is currently, the Chairman of Superwire.Com, an internet services and content
provider    company.    Mr.    Truher   owns   Columbia   Management   Corp.,  a
telecommunications services and investment company. In 1988, Mr. Truher founded and served as Chairman of the Board and Chief Executive Officer of SelecTel Corporation, which prior to a merger with a public company, was an AT&T Co-Marketing Partner and System Integration company. Mr. Truher then served as Chairman and Chief Executive Officer of two publicly traded NASDAQ telecom companies and has worked extensively with foreign PTT telephone companies. In 1981, Mr.Truher founded and was the Chief Executive Officer of Polaris Intelcom, the first shared tenant service company in California.

     Scott W. Wellman, Esq---Mr. Wellman, age 49, became a director of the Company in October 1999, Mr. Wellman is a senior partner of a law firm Wellman & Warren, LLP in Irvine California, specializing in business law and complex business litigation with particular emphasis in securities matters, regulatory enforcement matters, unfair competition, real estate, and international business transactions. A graduate of University of California, Los Angeles, with BA in Mathematics, Scott Wellman received his Juris Doctor as well as his Masters degree in Economics in 1978 from the University of Southern California. Mr. Wellman serves as an Adjunct Professor of Law at Whittier Law School, where he teaches International Business Litigation and International Transactions. Mr. Wellman has been the lecturer and or guest panelist for numerous seminars, and has several publications.

     Marcellina Offoha, Ph.D.---Ms. Offoha, age 48, became a director of the Company in October 1999, Ms. Offoha has extensive experience in teaching and counseling. Ms. Offoha has taught at several universities such as Shaw University, Ithaca College, State University of New York, Philadelphia College of Pharmacy & Science, Temple University, and Morgan State University. Ms. Offoha holds a Ph.D. in Sociology from Temple University, Philadelphia, Pennsylvania.

With the exception of Anthony C. Dike, MD,  Chairman  &  CEO, none  of the other
directors   are,   or  have  been   employed   by  the   Company. There  are  no
family relationships  between  any  directors  or  executive  officers.

The election of the nominees requires the affirmative vote of a majority of the shares of Common Stock represented at the Annual Meeting and entitled to vote thereon.

The business of the Company is managed under the direction of the Board. The Board presently consists of five directors, four of which are outside members and one of which are officers of the Company. The Board members will serve until their successors are elected at the 2003 Annual Meeting, unless they earlier resign or are removed as provided in the Bylaws.

Term  and  Classification  of  Board  of  Directors

The Board of Directors has determined that there will be two Class of Directors and the full Board shall consist of five directors. Class A
Directors are elected every three years and Class B Directors are elected each year for one-year term. The stockholders will elect one Class A and four Class B directors for the coming year.

                        REPORT OF THE BOARD OF DIRECTORS

The Board of Directors, which consists of five directors, four of which are outside members and one of which is an officer of the Company, establishes the general compensation policies of the Company and the compensation plans and specific compensation levels for executive officers. The Company does not have a separate Compensation Committee of its Board of Directors. The Company's objective is to ensure that executive compensation be directly linked to ongoing improvement in corporate performance and increasing shareholder value. The following objectives are guidelines for compensation decisions:

Job Classification.

The Company assigns a job grade to each salaries position, and each job grade has a salary range, which is based on national salary surveys. These salary ranges are reviewed annually to determine parity with national compensation trends, and to ensure that the Company maintains a competitive compensation structure.

Competitive  Salary  Base.

Actual salaries are based on individual performance contributions within a competitive salary range for each position established through job evaluation and market comparisons. The salary of each corporate officer is reviewed annually by the Board of Directors.

Stock  Option  Programs.

The purposes of the Company's ESOP and SOP are to provide additional incentives to employees to work to maximize shareholder value. The ESOP is open to all full-time employees of the Company and the SOP is open to
participation  by  key  employees   and  other  persons  as  determined  by  the
Board, based upon a subjective evaluation of the key employee's ability to influence the Company's long-term growth and profitability. Stock options under the ESOP may be granted at the current market price at the time of the grant or under the SOP at prices as determined by the Board. With specific reference to the Chief Executive Officer, the Board attempts to exercise great latitude in setting salary and bonus levels and granting stock options. Philosophically, the Board attempts to relate executive compensation to those variables over which the individual executive generally has control. The Chief Executive Officer has the primary responsibility for improving shareholder value for the whole Company.

The Board believes that it's objectives of linking executive compensation to corporate performance results in alignment of compensation with corporate goals and shareholder interest. When performance goals are met or exceeded, shareholders' value is increased and executives are rewarded commensurately. The Board believes that compensation levels during 2001/2002 adequately reflect the Company's compensation goals and policies. In 1993, the Internal Revenue Code was amended to add section 162(m), which generally disallows a tax deduction for compensation paid to a company's senior executive officers in excess of $1 million per person in any year. Excluded from the $1 million limitation is compensation which meets pre-established performance criteria or results from the exercise of stock options which meet certain criteria. While the Company generally intends to qualify payment of compensation under section 162(m), the Company reserves the right to pay compensation to its executives from time to time that may not be tax deductible.

The Company will compensate the members of the Board of Directors for each meeting he/she attends, in the amount of $400 cash or equivalent in the form of the Company's Common Stock at the fair market value.

COMMITTEES OF THE BOARD OF DIRECTORS

FUNCTIONS OF COMMITTEES

AUDIT AND ETHICS COMMITTEE:

       - Has general powers relating to accounting disclosure and auditing matters;
       - Recommends the selection and monitors the independence of our independent auditors;
       - Reviews the scope and timing of the independent auditors' work;
       - Reviews the financial accounting and reporting policies and principles appropriate for the Corporation, and recommendations to improve existing practices;
       - Reviews the financial statements to be included in the Corporation's Annual Report on Form 10-KSB
       - Reviews accounting and financial reporting issues, including the adequacy of disclosures;
       - Monitors compliance with the Code of Ethics and Standards  of Conduct;
       - Reviews and resolves all matters presented to it by our Ethics office;
       - Reviews and monitors the adequacy of our policies and procedures, and the organizational structure for ensuring general compliance with environmental, health and safety laws and regulations;
       - Reviews with the General Counsel the status of pending claims, litigation and other legal matters;
       - Meets separately and independently with the Chief Financial officer, Internal Audit and our independent auditors.

It is composed of Messrs. Kyle II, Truher, Wellman and Ms. Offoha

EXECUTIVE COMMITTEE:

         The Executive Committee may exercise the power of the Board of Directors in the management of the business and affairs of the Corporation at any time when the Board of Directors is not in session. The Executive Committee shall, however, be subject to the specific direction of the Board of Directors and all actions must be by unanimous vote. It is composed of Messrs. Dike, Truher, and Wellman.

Meetings of the  Board  of  Directors

During the fiscal year ended December 31, 2002, the Company's Board of Directors acted five times by a unanimous written consent in lieu of a meeting. Each member of the Board participated in each action of the Board.

AUDIT AND ETHICS COMMITTEE REPORT

Management has the primary responsibility for the financial reporting process and the audited consolidated financial statements, including the systems of
internal   controls.  The  Corporation's   independent  auditor,  Mr.  Andrew
Smith CPA, is responsible for expressing an opinion on the quality and conformity of consolidated financial statements with accounting principles generally accepted in the United States. In our capacity as members of the Audit and Ethics Committee and on behalf of the Board of Directors, we oversee the Corporation's financial reporting process and monitor compliance with its Code of Ethics and Business Conduct. The Audit Committee has adopted a written charter, which has been approved by the Board of Directors and incorporated here by reference as exhibit 99.3.

The members of the Audit and Ethics Committee are independent as defined by the listing standards of the National Association of Securities Dealers(NASD)

In connection with our oversight responsibilities, we have:

     - discussed with the internal and independent auditors the overall scope and plans for their audits;

     - reviewed and discussed the audited consolidated financial statements included in Meridian Holdings 2002 Annual Report with management and the independent auditors;

     - discussed with the independent auditors the matters (including the quality of the financial statements and clarity of disclosures)
       required to be discussed under the American Institute of Certified Public Accountants' Statement on Auditing Standards No. 61, Communications with Audit Committees, which generally requires that certain matters related to the performance of an audit be communicated to the audit committee;

     - received from the independent auditors and reviewed the written disclosures and the letter required from the independent auditors as required by the Independence Standards Board, and have discussed with them their independence from management and the Corporation;

     - considered the nature of the non-audit services performed by the independent auditors and the compatibility of those services with their independence; and

     - met with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Corporation's internal controls, and the overall quality of the Corporation's financial reporting.

Based on the reviews and discussions referred to above, we recommended to the Board of Directors (and the Board has approved) the inclusion of the audited Consolidated financial statements referred to above in the Corporation's Annual Report on Form 10-KSB for the year ended December 31, 2001 and 2002, for filing with the Securities and Exchange Commission. The Committee and the Board have also recommended, subject to stockholder approval, the selection of Mr. Andrew Smith CPA, as the Corporation's independent auditor for fiscal year ended December 31, 2002

                   Members of the Audit and Ethics Committee:

James Truher  Chairman                                          James Kyle 11
Scott Wellman                                               Marcellina Offoha

Executive  Officers

The  executive  officers  of  the  Company  are  as  follows:

Anthony  C.  Dike,     Chairman/CEO

                             EXECUTIVE COMPENSATION

The table below shows information concerning the annual and long-term compensation for services in all capacities to the Company for the Chief Executive Officer and other full-time employee executive officers of the
Company:

                               Annual Compensation

Name             Year     Salary         Bonus      Stock Option   All Other Compensation
Anthony C. Dike 1 2002     $144,000          0         250,000                  0


1.  As  of  December 31, 2002, Anthony C. Dike has not received any salary from the  registrant,  and  has deferred such payment until the registrant can afford to pay after  meeting  all  other  obligations.


Indemnification

         The Company's Certificate of Incorporation eliminates or limits the personal financial liability of the Company's directors, except in situations where there has been a breach of the duty of loyalty, failure to act in good faith, intentional misconduct or knowing violation of the law. In addition, the Company's by-laws include provisions to indemnify its officers and directors and other persons against expenses, judgments, fines and amounts paid in settlement in connection with threatened, pending or completed suits or proceedings against such persons by reason of serving or having served as officers, directors or in other capacities, except in relation to matters with respect to which such persons shall be determined to have acted not in good faith, unlawfully or not in the best interest of the Company.

         INSOFAR AS INDEMNIFICATION FOR LIABILITIES ARISING UNDER THE SECURITIES ACT OF 1933 MAY BE PERMITTED TO DIRECTORS, OFFICERS OR PERSONS CONTROLLING THE COMPANY PURSUANT TO THE FOREGOING PROVISIONS, THE COMPANY HAS BEEN INFORMED THAT IN THE OPINION OF THE SECURITIES AND EXCHANGE COMMISSION, SUCH INDEMNIFICATION IS AGAINST PUBLIC POLICY AS EXPRESSED IN THE ACT AND IS THEREFORE UNENFORCEABLE.

Compliance  with  Section  16(a)  of  the  Securities  Exchange  Act  of  1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of equity securities of the Company with the Securities and Exchange Commission ("SEC"). Such persons also are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

         To the Company's knowledge, based solely on review of the copies of such forms that were furnished to the Company and representations that no other reports were required, during the fiscal year ended December 31, 2002, the Company's officers, directors and greater than 10% stockholders complied with all filing requirements under Section 16(a) applicable to such persons.

                             MARKET FOR COMMON STOCK

The Company's Common Stock is traded on the Bulletin Board maintained by the National Association of Securities dealers, Inc. under the symbol "MEHO." The price range of the Company's Common Stock has varied significantly in the past months ranging from a high bid of $.10 and a low bid of $0.02 per share. The above prices represent inter-dealer quotations without retail mark-up, mark-down or commission, and may not necessarily represent actual transactions.

                      OUTSTANDING SHARES AND VOTING RIGHTS

         The Board of Directors has set the close of business on January 31, 2003 as the record date (the "Record Date") for determining stockholders of the Company entitled to notice of and to vote at the Meeting. As of the Record Date, 93,206,485 shares of Common Stock were issued and outstanding, all of which are entitled to be voted at the meeting. Each share of Common Stock is entitled to one vote on all matters to be acted upon at the Meeting, and neither the Company's Certificate of Incorporation nor its Bylaws provides for cumulative voting rights.

         The attendance, in person or by proxy, of the holders of a majority of the shares of Common Stock entitled to vote at the meeting is necessary to constitute a quorum. The affirmative vote of a plurality of the shares of Common Stock present and voting at the meeting is required for the election of Directors. The affirmative vote of a majority of the outstanding shares of Common Stock present and voting at the Meeting is required to pass upon the proposals to ratify and re-approve of the Company's 2001 Joint Incentive and Non-Qualified Stock Option Plan for the 2003 fiscal year and the appointment of the accounting firm of Andrew Smith, CPA as independent certified public accountants. Abstentions and broker non-votes (hereinafter defined) will be counted as present for the purpose of determining the presence of a quorum.

For the purpose of determining the vote required for approval of matters to be voted on at the Meeting, shares held by stockholders who abstain from voting will be treated as being "present" and "entitled to vote" on the matter, and, therefore, an abstention has the same legal effect as a vote against the matter.

However, in the case of a broker non-vote or where a stockholder withholds authority from his proxy to vote the proxy as to a particular matter, such shares will not be treated as "present" or "entitled to vote" on the matter, and, therefore, a broker non-vote or the withholding of a proxy's authority will have no effect on the outcome of the vote on the matter. A "broker non-vote" refers to shares of Common Stock represented at the Meeting in person or by proxy by a broker or nominee where such broker or nominee (1) has not received voting instructions on a particular matter from the beneficial owners or persons entitled to vote and (2) the broker or nominee does not have discretionary voting power on such matter.

         As of the Record Date, the directors of the Company owned in the aggregate 76,445,335 shares of Common Stock constituting approximately 80.2% of the outstanding shares of Common Stock entitled to vote at the Meeting. The directors have advised the Company that they intend to vote all of their shares in favor of each of the proposals to be presented at the Meeting. See "Security Ownership of Certain Beneficial Owners," "Security Ownership of Management" and "Election of Directors -- Certain Transactions."

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL  OWNERS

         The following table sets forth, as of December 31, 2001 to the extent known to the Company, certain information regarding the ownership of the Company's Common Stock by (i) each person who is known by the Company to own of record or beneficially more than five percent of the Company's Common Stock,
(ii) each of the Company's directors and executive officers and (iii) all directors and executive officers as a group. Except as otherwise indicated, the shareholders listed in the table have sole voting and investment powers with respect to the shares indicated.

Name and Address of                       Amount and Nature of
Beneficial Owner                 Title    Beneficial Ownership   Status   Percent of Class
------------------------------  --------  --------------------  --------  -----------------
Anthony C. Dike, M.D.  (1,2)     Director           75,121,050       Active     80.20%

James L. Kyle  II, M.D. (2)      Director              264,400       Active      0.28%

James W. Truher         (2)      Director              409,000       Active      0.44%

Scott W. Wellman, Esq.  (2)      Director              297,985       Active      0.31%

Marcellina Offoha, Ph.D (2)      Director              271,900       Active      0.29%

All directors and Officers as
a group (five persons)                              76,445,335                  81.52%

Total Number of Shares Outstanding                  93,706,485                 100%

1. Includes 3.3 million shares pledged to secure the asset purchased by the registrant from the Israeli Bankruptcy court.
2. The numbers shown include the shares of  our  Common  Stock  actually  owned as of
December 31, 2002 and the underlying options and warrants representing shares that the person has the right or will have the right to acquire based on  the 2003 stock option plan table.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE COMPANY'S STOCKHOLDERS VOTE FOR ELECTION OF THE NOMINEES AS THE MEMBERS OF THE BOARD OF DIRECTORS FOR THE YEAR 2003

                                    ITEM III.

PROPOSAL TO RATIFY THE REAPPOINTMENT OF THE ACCOUNTING FIRM OF ANDREW SMITH, CPA
                 AS INDEPENDENT  CERTIFIED  PUBLIC  ACCOUNTANTS

INFORMATION REGARDING OUR CERTIFIED PUBLIC ACCOUNTANT

Audit and Audit Related Fees

We estimate that the audit fees incurred by us with Mr. Andrew Smith for fiscal 2001 audit services were approximately $12,000.

All Other Fees

We estimate that all other fees incurred by us with Mr. Andrew Smith for fiscal year 2002 were $5,000. These other fees consisted of fees for the review of our last three quarterly financial statements for the fiscal year ended December 31, 2002. There were no financial systems design and implementation fees incurred by us with Mr. Andrew Smith in fiscal year 2002.

The Board wishes to obtain from the stockholders a ratification of the Board's action in reappointing the accounting firm of Andrew Smith, CPA as the
Certified  Independent  Accountants  for   the   fiscal   year  2002,  and  such
ratification requires the affirmative vote of a majority of the shares of Common Stock present or represented by proxy and entitled to vote at the Annual Meeting. The Board has approved the engagement of Andrew Smith, CPA for audit services. A representative of Andrew Smith, CPA is expected to be present at the Annual Meeting and will be afforded the opportunity to make a statement if he desires to do so. A representative of Andrew Smith, CPA will also be available to respond to appropriate questions.

In the event the appointment of Andrew Smith, CPA, as independent auditors for fiscal year 2002, is not ratified by the stockholders the adverse vote will be considered as a direction to the Board to select other auditors for the following year. However, because of the difficulty in making any substitution of auditors so long after the beginning of the current year, it is contemplated that the appointment for the fiscal year 2001 will be permitted to stand unless the Board finds other good reason for making a change.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE COMPANY'S STOCKHOLDERS VOTE FOR RATIFICATION OF THE REAPPOINTMENT OF THE ACCOUNTING FIRM OF ANDREW SMITH, CPA AS INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2002

                                    ITEM IV.

            PROPOSAL TO APPROVE THE COMPANY'S 2003 STOCK OPTION PLAN

On December 11th 2002, the Board of Directors of the Company re-adopted the Company's 2001 Joint Incentive and Non-Qualified Stock Option Plan for 2003 fiscal year (the "2003 Plan"). The 2003 Plan will not become effective, however, unless approved by the holders of a majority of the shares of Common Stock present or represented and voting thereon at the Meeting. The text of the 2003 Plan is set forth in Exhibit A hereto.

         The  Company  has  no  other  stock  option  plan.

Under the 2003 Plan, options to purchase up to 2,000,000 shares of Common Stock may be granted to key employees of the Company and directors, consultants and other individuals providing services to the Company through July , 2010. Such options may be intended to qualify as "incentive stock options" with respect to employees within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, or they may be intended not to qualify under such Section 422 ("non-qualified stock options").

         The 2003 Plan will be administered by the Option Committee of the Board of Directors (the "Committee"). The 2003 Plan allows the Board of Directors of the Company to designate a committee of at least two non-employee directors to administer the 2003 Plan for the purpose of complying with Rule 16b-3(d)(1) under the Securities Exchange Act of 1934, as amended, with respect to future grants under the 2003 Plan. The Committee will determine the persons who are to receive options and the number of shares to be subject to each option. In selecting individuals for options and determining the terms thereof, the Committee may consider any factors that it deems relevant, including present and potential contributions to the success of the Company. Because the officers and the employees of the Company who may participate in the 2003 Plan and the amount of their options will be determined on a discretionary basis by the Committee or the full Board of Directors, it is not possible to state the names or positions of, or the number of options that may be granted to, the Company's officers and employees. Options granted under the 2003 Plan must be exercised within a period fixed by the Committee, which may not exceed ten years from the date of grant, or, in the case of incentive stock options granted to a holder of more than 10% of the total combined voting power of all classes of stock of the Company, five years from the date of grant of the option. Options may be made exercisable immediately or in installments, as determined by the Committee.

         Options granted under the 2003 Plan are not transferable other than by will or the laws of descent and distribution during the lifetime of the Optionee and may be exercised only by the Optionee. The 2003 Plan provides that, in the case of an incentive stock option, the exercise price of an option may not be less than the fair market value of the Common Stock on the date of grant of the option, and, if the Optionee is a holder of more than 10% of the total combined voting power of all classes of stock of the Company, the exercise price of an option may not be less than 110% of the fair market value of the Common Stock on the date of grant of the option. The exercise price may be paid in cash, shares of Common Stock owned by the Optionee, or a combination of cash and shares.

         Stock options granted under the 2003 Plan may include the right to acquire a reload option. If a participant pays all or part of the purchase price of an option with shares of the Company's Common Stock held by the participant for at least six months, then upon exercise of the option, the participant is granted a reload option to purchase, at the fair market value as of the date of grant of the reload option, the number of whole shares used by a participant in the payment of the purchase price. A reload option is not exercisable until the earlier of one year from the date of grant or the first day after the expiration date of the option being exercised.

         The 2003 Plan provides that in the event of changes in the corporate structure of the Company or certain events affecting the Common Stock, the Board, or the Committee, may, in its discretion, make adjustments with respect to the number or kind of shares that may be issued under the 2003 Plan or that may be covered by outstanding options, or in the exercise price per share, or in the vesting of any options, or any combination of such terms. The 2003 Plan provides that in connection with any merger or consolidation in which the Company is not the surviving corporation and that results in the holders of the outstanding voting securities of the Company (determined immediately prior to such merger or consolidation) owning less than a majority of the outstanding voting securities of the surviving corporation (determined immediately following such merger or consolidation), any sale or transfer by the Company of all or substantially all of its assets or any tender offer or exchange offer for the acquisition, directly or indirectly, by any person or group of all or a majority of the then outstanding voting securities of the Company, all outstanding options fully vested under the 2003 Plan will become exercisable in full on and after (i) 15 days prior to the effective date of such merger, consolidation, sale, transfer or acquisition or (ii) the date of commencement of such tender offer or exchange offer, as the case may be. In any such situation, the board is authorized to give option holders the right to immediately exercise all of their options, whether fully vested or unvested.

         For Federal income tax purposes, an Optionee will not recognize any income upon the grant of a non-qualified stock option or an incentive stock option.

         Upon the exercise of a non-qualified stock option, the Optionee will realize ordinary income equal to the excess (if any) of the fair market value of the shares purchased upon such exercise over the exercise price. The Company will be entitled to a deduction from income in the same amount and at the same time as the Optionee realizes such income. Upon the sale of shares purchased upon such exercise, the Optionee will realize capital gain or loss measured by the difference between the amount realized on the sale and the fair market value of the shares at the time of exercise of the option.

         In contrast, upon the exercise of an incentive stock option, an Optionee will not realize income, and the Company will not be entitled to a deduction relating thereto. However, the difference between the fair market value of the shares on the date of exercise and the exercise price constitutes an item of tax preference for purposes of the calculating an alternative minimum tax, which, under certain circumstances, could cause tax liability as a result of an exercise. If the Optionee retains the shares issued to him upon exercise of an incentive stock option for more than one year after the date of issuance of such shares and two years after the date of grant of the option, then any gain or loss realized on a subsequent sale of such shares will be treated as long-term capital gain or loss. If, on the other hand, the Optionee sells the shares issued upon exercise within one year after the date of issuance or within two years after the date of grant of the option, then the Optionee will realize ordinary income, and the Company will be entitled to a deduction from income, to the extent of the excess of the fair market value of the shares on the date of exercise or the amount realized on the sale (whichever is less) over the exercise price. Any excess of the sale price over the fair market value of such shares on the date of exercise will be treated as capital gain.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE COMPANY'S STOCKHOLDERS VOTE FOR APPROVAL OF THE 2003 STOCK OPTION PLAN.

             ITEM V1  BOARD DISCRETION TO EFFECT REVERSE STOCK SPLIT.

To  consider  and  vote upon each  of  the   following  proposed  amendments  to
our Amended and Restated Certificate of Incorporation and to permit the board, at its discretion, to, at any time prior to our next annual meeting:

(i) effect a reverse split of our outstanding common stock at an exchange ratio of 1-for-3;
(ii) effect a reverse split of our outstanding common stock at an exchange ratio of 1-for-5; and
(iii) effect a reverse split of our outstanding common stock at an exchange ratio of 1-for-10.

Our board of directors would retain discretion to elect to implement any one of the approved reverse stock splits or to elect not to implement a reverse stock split at all.

Our board of directors believes that the reverse split should enhance the acceptability and marketability of our common stock to the financial community and the investing public and may mitigate any reluctance on the part of brokers and investors to trade in our common stock. Many institutional investors have policies prohibiting them from holding lower-priced stocks in their own portfolios, which reduces the number of potential buyers of our common stock. In addition, analysts at many leading brokerage firms are reluctant to recommend lower-priced stocks to their clients or monitor the activity of lower-priced stocks. A variety of brokerage house policies and practices also tend to discourage individual brokers within those firms from dealing in lower-priced stocks. Some of those policies and practices pertain to the payment of brokers' commissions and to time-consuming procedures that function to make the handling of lower-priced stocks unattractive to brokers from an economic standpoint. Additionally, because brokers' commissions on lower-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current share price of our common stock can result in an individual stockholder paying transaction costs that represent a higher percentage of total share value than would be the case if our share price were substantially higher. This factor may also limit the willingness of institutions to purchase our stock.

Also a reverse split would reduce the number of shares outstanding to a number that is more comparable with those of similar companies in the healthcare technology industry

The board intends to implement a reverse stock split if it believes that this action is in the best interests of us and our stockholders. Such determination shall be based upon certain factors, including but not limited to, existing and expected marketability and liquidity of our common stock, the Nasdaq BBX Exchange Market's listing requirements, prevailing market conditions and the likely effect on the market price of our common stock. If our board ultimately determines to effect a reverse split, the board will select one of the approved stock split ratios, if any, that it believes will result in the greatest marketability of our common stock based on prevailing market conditions. No further action on the part of our stockholders would be required to either effect or abandon the reverse split. Notwithstanding approval of any of the proposed reverse split ratios by the stockholders, the board may, in its sole discretion, determine to delay the effectiveness of the reverse split up until the next annual meeting of our stockholders.

POTENTIAL EFFECTS OF THE PROPOSED REVERSE STOCK SPLIT

The immediate effect of a reverse stock split would be to reduce the number of shares of our outstanding common stock and to increase the trading price of our common stock. However, the effect of any reverse stock split upon the market price of our common stock cannot be predicted, and the history of reverse stock splits for companies in similar circumstances sometimes improves stock performance and sometimes does not. We cannot assure you that the trading price of our common stock after the reverse stock split will rise in proportion to the reduction in the number of shares of our common stock outstanding as a result of the reverse stock split. Also, we cannot assure you that a reverse stock split would lead to a sustained increase in the trading price or volume of our common stock. The trading price of our common stock may change due to a variety of other factors, including our operating results, other factors related to our business and general market conditions.

The following table reflects the approximate number of shares of our common stock that would be outstanding as a result of each proposed reverse stock split based on 93,706,485 shares of our common stock outstanding as of the record date for our annual meeting, without accounting for fractional shares which will be cancelled and paid for in cash:

                        Proposed Reverse              Approximate
                        Stock Split                   Shares of Common
                           Ratio                     Outstanding
                        ----------------             -------------------

                          1-for-3                     31,235,495

                          1-for-5                     18,741,297

                          1-for-10                     9,706,485

The resulting decrease in the number of shares of our common stock outstanding could potentially impact the liquidity of our common stock, especially in the case of larger block trades.

Effects on Ownership by Individual Stockholders.

If we implement a reverse stock split, the number of shares of our common stock held by each stockholder would be reduced by multiplying the number of shares held immediately before the reverse split by the exchange ratio, and then rounding down to the nearest whole share. We would pay cash to each stockholder in lieu of any fractional interest in a share to which each stockholder would otherwise be entitled as a result of the reverse split, as described in further detail below. The reverse stock split would not affect any stockholder's percentage ownership interests in Meridian Holdings, Inc., or proportionate voting power, except to the extent that interests in fractional shares would be paid in cash. As a result of the reverse stock split, certain of our stockholders will have less than 100 shares of our stock. 100 shares constitutes a "round lot" except for inactive stocks for which the round lot is 10 shares. For purposes of our stock becoming listed on a stock exchange, such as Nasdaq SmallCap Market or the forthcoming BBX, stockholders with less than round Lots are not counted toward the minimum number of required stockholders. However, there is no minimum number of round lot holders of our stock that are required for our stock to continue to be quoted on the OTC Bulletin Board. Certain stock brokerage firms impose additional requirements or fees on trades of less than 100 shares this may pose an economic problem for our stockholders whose shares of common stock are reduced to a number less than 100 shares following a reverse split of our stock.

Effect on Options, Warrants and Other Securities.

In addition, all outstanding shares of any options, warrants and other securities entitling their holders to purchase shares of our common stock would be adjusted as a result of the reverse stock split, as required by the terms of these securities. In particular, the conversion ratio for each instrument would be reduced, and the exercise price, if applicable, would be increased, in accordance with the terms of each instrument and based on the exchange ratio of the reverse stock split. Also, the number of shares reserved for issuance under our existing stock option and employee stock purchase plans would be reduced proportionally based on the exchange ratio of the reverse stock split. None of the rights currently accruing to holders of our common stock, options, warrants or other securities convertible into our common stock, would be affected by the reverse stock split.

Other Effects on Outstanding Shares.

If a reverse stock split is implemented, the rights and preferences of the outstanding shares of our common stock would remain the same after the reverse stock split. Each share of our common stock issued pursuant to the reverse stock split would be fully paid and nonassessable.

The reverse stock split would result in some stockholders owning "odd-lots" of less than 100 shares of our common stock. Brokerage commissions and other costs of transactions in odd-lots are generally higher than the costs of transactions in "round-lots" of even multiples of 100 shares.

Our common stock is currently registered under Section 12(g) of the Securities Exchange Act of 1934. As a result, we are subject to the periodic reporting and other requirements of the Securities Exchange Act. The proposed reverse stock split would not affect the registration of our common stock under the Securities Exchange Act.

Effects on Authorized Shares of Our Common Stock

The reverse stock split, if implemented, would not change the number of authorized shares of our common stock as designated by our certificate of incorporation. Therefore, because the number of issued and outstanding shares of common stock would decrease, the number of shares remaining available for issuance under our authorized pool of common stock would increase.

These additional shares of common stock would also be available for issuance from time to time for corporate purposes such as raising additional capital, acquisitions of companies or assets and sales of stock or securities convertible into common stock. We believe that the availability of the additional shares will provide us with the flexibility to meet business needs as they arise, to take advantage of favorable opportunities and to respond to a changing corporate environment. We have no current plan to issue shares from these additional shares.

The additional shares of common stock that would become available for issuance if the reverse split is approved could also be used by us to oppose a hostile takeover attempt or delay or prevent changes of control or changes in or removal of management of Meridian Holdings, Inc., including transactions that are favored by a majority of the independent stockholders or in which the stockholders might otherwise receive a premium for their shares over then-current market prices or benefit in some other manner. For example, without further stockholder approval, our board of directors could strategically sell shares of our common stock in a private transaction to purchasers who would oppose a takeover or favor our current board of directors.

Although the reverse split has been prompted by business and financial considerations, stockholders nevertheless should be aware that approval of the proposal could facilitate future efforts by us to deter or prevent changes of control of Meridian Holdings, Inc.

PROCEDURE FOR EFFECTING THE PROPOSED REVERSE STOCK SPLIT AND EXCHANGE OF STOCK
                                     CERTIFICATES

If our stockholders approve some or all of the proposed amendments to our certificate of incorporation, the board of directors may elect whether or not to declare a reverse stock split, as well as the exchange ratio, at any time before our 2003 annual stockholders meeting. The reverse stock split would be implemented by filing the appropriate amendment to our certificate of incorporation with the Colorado Secretary of State, and the reverse stock split would become effective on the date the filing is accepted by the Colorado Secretary of State.

As of the effective date of the reverse stock split, each certificate representing shares of our common stock before the reverse stock split would be deemed, for all corporate purposes, to evidence ownership of the reduced number of shares of our common stock resulting from the reverse stock split, except that holders of unexchanged shares would not be entitled to receive any dividends or other distributions payable by Meridian Holdings, Inc., after the effective date until they surrender their old stock certificates for exchange. All shares, underlying options and warrants and other securities would also be automatically adjusted on the effective date.

Our transfer agent would act as the exchange agent for purposes of implementing the exchange of stock certificates. As soon as practicable after the effective date, stockholders and holders of securities convertible into our common stock would be notified of the effectiveness of the reverse split. Stockholders of record would receive a letter of transmittal requesting them to surrender their stock certificates for stock certificates reflecting the adjusted number of shares as a result of the reverse stock split. Persons who hold their shares in brokerage accounts or "street name" would not be required to take any further actions to effect the exchange of their certificates. No new certificates would be issued to a stockholder until the stockholder has surrendered the stockholder's outstanding certificate(s) together with the properly completed and executed letter of transmittal to the exchange agent. Until surrender, each certificate representing shares before the reverse stock split would continue to be valid and would represent the adjusted number of shares based on the exchange ratio of the reverse stock split, rounded down to the nearest whole share. Stockholders should not destroy any stock certificate and should not submit any certificates until they receive a letter of transmittal.

FRACTIONAL SHARES

We would not issue fractional shares in connection with the reverse stock split. Instead, any fractional share resulting from the reverse stock split would be rounded down to the nearest whole share. Stockholders who otherwise would be entitled to receive fractional shares because they hold a number of shares not evenly divisible by the exchange ratio would instead receive cash upon surrender to the exchange agent of the certificates and a properly completed and executed letter of transmittal. The cash amount to be paid to each stockholder would be equal to the resulting fractional interest in one share of our common stock to which the stockholder would otherwise be entitled, multiplied by the closing trading price of our common stock on the trading day immediately preceding the effective date of the reverse stock split.

NO APPRAISAL RIGHTS

No appraisal rights are available under the Colorado General Corporation Law or under our certificate of incorporation or bylaws to any stockholder who dissents from this proposal. There may exist other rights or actions under state law for stockholders who are aggrieved by reverse stock splits generally.

ACCOUNTING CONSEQUENCES

The par value of our common stock would remain unchanged at $0.001 per share after the reverse stock split. Also, our capital account would remain unchanged, and we do not anticipate that any other accounting consequences would arise as a result of the reverse stock split.

FEDERAL INCOME TAX CONSEQUENCES

The following is a summary of material federal income tax consequences of the reverse stock split and does not purport to be complete. It does not discuss any state, local, foreign or minimum income or other tax consequences. Also, it does not address the tax consequences to holders that are subject to special tax rules, including banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. The discussion is based on the provisions of the United States federal income tax law as of the date hereof, which are subject to change retroactively as well as prospectively. This summary also assumes that the shares are held as a "capital asset," as defined in the Internal Revenue Code of 1986 (generally, property held for investment). The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of the stockholder. Each stockholder is urged to consult with the stockholder's own tax advisor with respect to the consequences of the reverse stock split.

Other than the cash payments for fractional shares discussed below, no gain or loss should be recognized by a stockholder upon the stockholder's exchange of shares pursuant to the reverse stock split. The aggregate tax basis of the shares received in the reverse stock split, including any fraction of a share deemed to have been received, would be the same as the stockholder's aggregate tax basis in the shares exchanged. Stockholders who receive cash upon redemption of their fractional share interests in the shares as a result of the reverse stock split will generally recognize gain or loss based on their adjusted basis in the fractional share interests redeemed. The federal income tax liabilities generated by the receipt of cash in lieu of a fractional interest should not be material in amount in view of the low value of the fractional interest. The stockholder's holding period for the shares would include the period during which the stockholder held the pre-split shares surrendered in the reverse stock split.

Our beliefs regarding the tax consequence of the reverse stock split are not Binding upon the Internal Revenue Service or the courts, and there can be no assurance that the Internal Revenue Service or the courts will accept the positions expressed above. The state and local tax consequences of the reverse stock split may vary significantly as to each stockholder, depending upon the state in which he or she resides.

THE BOARD  OF DIRECTORS UNANIMOUSLY  RECOMMENDS THAT YOU  VOTE "FOR" APPROVAL OF

EACH OF  THE  PROPOSED   AMENDMENTS  TO OUR CERTIFICATE  OF INCORPORATION AND TO
GRANT THE BOARD THE DISCRETION TO EFFECT A REVERSE STOCK SPLIT, AND YOUR PROXY WILL BE SO VOTED UNLESS YOU SPECIFY OTHERWISE

                                 OTHER BUSINESS


         The Board of Directors of the Company does not know of any other matters that may be brought before the Meeting. However, should any additional matters properly come before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment. The enclosed proxy confers discretionary authority to take action with respect to any additional matters, which may come before the meeting.

                  INFORMATION CONCERNING STOCKHOLDER PROPOSALS

         Pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended, any proposals of stockholders intended to be considered by the Company for inclusion in the proxy materials for the 2002 Annual Meeting of Stockholders must be received by the Company by February 28, 2003. Such proposals should be directed to Meridian Holdings, Inc., Attention: Secretary, 900 Wilshire Blvd., Suite 500 Los Angeles, CA 90017. No stockholder proposals were received for inclusion in this Proxy Statement.

                STOCKHOLDER PROPOSALS FOR THE 2002 ANNUAL MEETING

Any proposals of stockholders intended to be considered by the Company for inclusion in the proxy materials for the 2002 Annual Meeting of Stockholders must be received by the Company by February 28, 2003. Such proposals should be directed to Meridian Holdings, Inc., Attention: Secretary, 900 Wilshire Blvd, Suite 500 Los Angeles, CA 90017. No stockholder proposals were received for inclusion in this Proxy Statement.

                                  OTHER MATTERS

The Company is not aware of any other business to be represented at the Annual Meeting. However, should any additional matters properly come before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment. The enclosed proxy confers discretionary authority to take action with respect to any additional matters which may come before the meeting.

                               PROXY SOLICITATION

All expenses in connection with solicitation of proxies will be borne by the Company. In addition to solicitation by mail, proxies may be solicited personally by telephone, telecopy or telegraph by Company officers and employees. Brokers, banks, nominees, fiduciaries and other custodians will be requested to solicit beneficial owners of shares and will be reimbursed for their expenses.

                        ADDITIONAL INFORMATION AVAILABLE

The Company files an Annual Report on Form 10-KSB with the Securities and Exchange Commission. Stockholders may obtain a copy of this report (without exhibits), without charge, by writing to Corporate Meridian Holdings, Inc. 900 Wilshire Blvd, Suite 500, Los Angeles CA 90017

BY  ORDER  OF  THE  BOARD  OF  DIRECTORS

/s/  ANTHONY  C.  DIKE
----------------------
Anthony  C.  Dike,  MD,  Chairman  &CEO

/s/  James  Kyle  II
----------------------
James  Kyle  II,  MD,  M.Div,  Director

/s/  James  Truher
----------------------
James  Truher   Director

/s/  Scott  Wellman
----------------------
Scott  Wellman,  Esq,   Director

/s/  Marcellina Offoha
----------------------
Marcellina  Offoha,  Ph.D,  Director



                                   By  order  of  the
                                   Board  of  Directors


                                   Anthony  C.  Dike,  MD
                                   Chairman  of the Board

                                    EXHIBIT 99.1
                               STOCK  OPTION  PLAN

                                       OF
                            MERIDIAN  HOLDINGS,  INC.


      SECTION  1 - DESCRIPTION OF PLAN.   The Stock Option Plan (the "Plan"), of
      ---------------------------------
Meridian Holdings, Inc. (the "Company"), a corporation organized under the laws of the State of Colorado. Under this Plan, key employees of the Company or any present and future subsidiaries of the Company to be selected as below set forth, may be granted options (the "Options") to purchase shares of the Common
Stock, par value, $0.001 per share, of the Company ("Common Stock"). For purposes of this Plan, the term "subsidiary" mean any corporation 50% or more of the voting stock of which is owned by the Company or by a subsidiary (as so defined) of the Company. It is intended that the Options under this Plan will either qualify for treatment as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and be designated
"Incentive Stock Options" or not qualify for such treatment and be designated "Non-qualified Stock Options".

      SECTION  2  -  PURPOSE  OF PLAN.   The purpose of the Plan and of granting
      --------------------------------
options to specified employees is to further the growth, development and financial success of the Company and its subsidiaries by providing additional incentives to certain key employees holding responsible positions by assisting them to acquire shares of Common Stock and to benefit directly from the Company's growth, development and financial success.

      SECTION  3  -  ELIGIBILITY.   The persons who shall be eligible to receive
      ---------------------------
grants of Options under this Plan shall be the directors, officers, key employees and consultants of the Company or any of its subsidiaries. A person who holds an Option is herein referred to as an"Optionee". More than one Option may be granted to any one Optionee, however no Optionee may be granted options to purchase an aggregate number of shares of Common Stock amounting to thirty percent (30%) or more of the total number of shares that may be issued pursuant to this Plan upon the exercise of Options granted hereunder.

      For Incentive Stock Options, the aggregate fair market value (determined at the time the Option is granted) of the Common Stock with respect to which incentive stock options are exercisable for the first time by any Optionee during any calendar year (under all Incentive Stock Option plans of the Company or any subsidiary which are qualified under Section 422 of the Code) shall not exceed $5,000,000.00 .

      SECTION  4  --  ADMINISTRATION.   The  Plan  shall  be  administered  by a
      -------------------------------
committee (the "Option Committee") to be composed of at least two "disinterested" (as such term is used in Rule 16b-3 promulgated under the
Securities Exchange Act of 1934) members of the Board of Directors of the Company (the "Board"). Members of the Option Committee shall be appointed, both initially and as vacancies occur, by the Board, to serve at the pleasure of the Board. The entire Board may serve as the Option Committee, if by the terms of this Plan all Board members are otherwise eligible to serve on the Option
Committee. No person may serve as a member of the Option Committee if such person (a) is eligible to receive an Option under the Plan or under any other plan of the Company entitling the participants to acquire Common Stock or stock options of the Company or any of its affiliates (other than plans excepted by Rule 16b-3(c)(2)), or (b) was so eligible at any time within the preceding one-year period. The Option Committee shall meet at such times and places as it determines and may meet through a telephone conference call. A majority of its members shall constitute quorum, and the decision of a majority of those present at any meeting at which a quorum is present shall constitute the decision of the Option Committee. A memorandum signed by all of its members shall constitute the decision of the Option Committee without necessity, in such event, for holding an actual meeting. The Option Committee is authorized and empowered to administer the Plan and, subject to the Plan, including the provisions of

Section 17, (i) to select the Optionees, to specify the number of shares of Common Stock with respect to which Options are granted to each Optionee, to specify the Option Price and the terms of the Options, and in general to grant Options; (ii) to determine the dates upon which Options shall be granted and the terms and conditions thereof in a manner consistent with this Plan, which terms and conditions need not be identical as to the various Options granted; (iii) to interpret the Plan; (iv) to prescribe, amend and rescind rules relating to the Plan (v) to accelerate the time during which an Option may be exercised, notwithstanding the provisions of the Option Agreement (as defined in Section
12) stating the time during which it may be exercised; (vi) to accelerate the date by which any unexercised but vested portion of an Option terminates, thereby requiring the Optionee to exercise the vested unexercised portion of such Option or forfeit it, but in no event shall such date be less than two (2) weeks later than the date the Optionee is informed of such acceleration; and
(vii) to determine the rights and obligations of participants under the Plan. The interpretation and construction by the Option Committee of any provision of the Plan or of any Option granted under it shall be final. No member of the Option Committee shall be liable for any action or determination made in good faith with respect to the Plan of any Option granted under it.

     SECTION  5 -- SHARES SUBJECT TO THE PLAN.   The aggregate  number of shares
      -----------------------------------------
of Common Stock which may be purchased pursuant to the exercise of Options (whether Incentive Stock Options or Non-qualified Stock Options) granted under the Plan shall not exceed 2,000,000 shares. Upon the expiration or termination for any reason of an outstanding Option which shall not have been exercised in full or upon the repurchase by the Company of shares of Common Stock issued pursuant to rights of repurchase, any shares of Common Stock then remaining unissued which shall have been reserved for issuance upon such exercise or which shall have been repurchased shall again become available for the granting of additional Options under the Plan.

      SECTION 6 -- OPTION PRICE.  Expect as provided in Section 11, the purchase
      --------------------------
price per share (the "Option Price") of the shares of Common Stock underlying each Option shall be not less than the fair market value of such shares on the date of granting of the Option. Such fair market value shall be determined by the Option Committee on the basis of reported closing sales price on such date or, in the absence of reported sales price on such date, on the basis of the average of reported closing bid and asked prices on such date. In the absence of either reported sales price or reported bid and asked prices, the Option Committee shall determine such market value on the basis of the best available evidence.

      SECTION  7  --  EXERCISE  OF OPTIONS.   Subject to all other provisions of
      -------------------------------------
this Plan, each Option shall be exercisable for the full number of shares of Common Stock subject thereto, or any part thereof, in such installments and at such intervals as the Option Committee may determine in granting such Option, provided that (i) each Option shall become fully exercisable no later than five
(5) years from the date the Option is granted, (ii) the number of shares of Common Stock subject to each Option shall become exercisable at the rate of at least 20% per year each year until the Option is fully exercisable, and (iii) no option may be exercisable subsequent to its termination date. Each Option shall terminate and expire, and shall no longer be subject to exercise, as the Option Committee may determine in granting such Option, but in no event later than ten years after the date of grant thereof. The Option shall be exercised by the Optionee by giving written notice to the Company specifying the number of shares to be purchased and accompanied by payment of the full purchase price therefor in cash, by check or in such other form of lawful consideration as the Board may approve from time to time, including, without limitation and in the sole discretion of the Board, the assignment and transfer by the Optionee to the Company of outstanding shares of the Company's Common Stock theretofore held by Optionee.

      SECTION 8 -- ISSUANCE OF COMMON STOCK.   The Company's obligation to issue
      --------------------------------------
shares of its Common Stock upon exercise of an Option granted under the Plan is expressly conditioned upon the completion by the Company of any registration or other qualification of such shares under any state and/or federal law or ruling or regulations or the making of such investment or other representations and undertakings by the Optionee (or his or her legal representative, heir or legatee, as the case may be) in order to comply with the requirements of any exemption from any such registration or other qualification of such shares which the Company in its sole discretion shall deem necessary or advisable. Such required representations and undertakings may include representations and agreements that such Optionee (or his or her legal representative, heir or legatee): (a) is purchasing such shares for investment and not with any present intention of selling or otherwise disposing thereof; and (b) agrees to have a legend placed upon the face and reverse of any certificates evidencing such shares (or, if applicable, and appropriate data entry made in the ownership records of the Company) setting forth (i) any representations and undertaking which such Optionee and undertaking which such Optionee has given to the Company or a reference thereof, and (ii) that, prior to effecting any sale or other disposition of any such shares, the Optionee must furnish to the Company an opinion of counsel, satisfactory to the Company and its counsel, to the effect that such sale or disposition will not violate the applicable requirements of state and federal laws and regulatory agencies. The Company will make a reasonable good faith effort to comply with such state and/or federal laws, rulings or regulations as may be applicable at the time the Optionee (or his or her legal representative, heir or legatee, as the case may be) wishes to exercise an Option, provided that the Optionee (or his or her legal representative, heir or legatee) also makes a reasonable good faith effort to comply with said laws, rulings and regulations; however, there can be no assurance that either the Company or the Optionee (or his or her legal representative, heir or legatee), each in the respective exercise of their reasonable good faith business judgment, will in fact comply with said laws, ruling and regulations.

      SECTION  9  --  NONTRANSFERABILITY.   No  Option  shall  be  assignable or
      -----------------------------------
transferable, except that an Option may be transferable by will or by the laws of descent and distribution or pursuant to qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder, provided such Option explicitly so provides. During the lifetime of an Optionee, any Option granted to him or her shall be exercisable only by him or her. After the death of an Optionee, the Option granted to him (if so transferable) may be exercised, prior to its termination, only by his or her legal representative, his legatee or a person who acquired the right to exercise the Option by reason of the death of the Optionee.

      SECTION  10  -- RECAPITALIZATION, REORGANIZATION, MERGER OR CONSOLIDATION.
      --------------------------------------------------------------------------
If the outstanding shares of Common Stock of the Company are increased, decreased, or exchanged for different securities through reorganization, merger, consolidation, recapitalization, reclassification, stock split, stock dividend or like capital adjustment, a proportionate adjustment shall be made (a) in the aggregate number of shares of Common Stock which may be purchased pursuant to the exercised of Options granted under the Plan, as provided in Section 5, and
(b) in the number, price, and kind of shares subject to any outstanding Option granted under the Plan.

      Upon the dissolution or liquidation of the Company or upon any reorganization, merger, or consolidation in which the Company does not survive or in which the equity ownership of the Company prior to such transaction represents less than 50% of the equity ownership of the Company subsequent to the transaction, the Plan and each outstanding Option shall terminate; provided that the Company will give written notice thereof each Optionee at least thirty
(30) days prior to the date of such dissolution, liquidation, reorganization, merger or consolidation, and in such event (a) the Company may, but shall not be obligated to, with respect to each Optionee who is not tendered an option by the surviving corporation in accordance with all of the terms of provision (b) immediately below, grant the right, until ten days before the effective date of such dissolution, liquidation, reorganization, merger or consolidation, to exercise, in whole or in part, any unexpired Option or Options issued to him or her, without regard to the surviving entity.

      SECTION  12  --  OPTION  AGREEMENT. Each Option granted under the Plan
      -----------------------------------
shall be evidenced by a written stock option agreement executed by the Company and accepted by the Optionee, which (a) shall contain each of the provisions and agreements herein specifically required to be contained therein, (b) shall contain terms and conditions permitting such Option to qualify for treatment as an incentive stock option under Section 422 of the Code if the Option is designated an Incentive Stock Option,
(c) may contain the agreement of the Optionee to resell any Common Stock issued pursuant to the exercise of Options granted under the Plan to the Company (or its assignee) for the Option Price of such Options to the extent any vesting restrictions apply to such Common Stock, or for the then fair market value of such Common Stock if no such restrictions then apply,
(d) may contain the agreement of the Optionee granting a right of first refusal to the Company (or its assignee) on transfers of Common Stock no subject to vesting restrictions, and (e) may contain such other terms and conditions as the Option Committee deems desirable and which are not inconsistent with the Plan. With regard to agreements of the Optionee contemplated by items (c) and (d) of the previous sentence, the Company's rights pursuant to a right of first refusal and, notwithstanding any other termination provisions, the Company's right to repurchase vested shares shall terminate upon the closing of the first sale of the Common Stock of the Company to the public pursuant to a registration statement filed with, and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended, with gross proceeds to the Company as seller of not less than $7.5 million before deducting underwriting commissions, or upon the liquidation or dissolution of the Company.

      SECTION  13 -- RIGHTS AS A SHAREHOLDER.  An Optionee or a transferee of an
      ---------------------------------------
Option shall have no rights as a shareholder with respect to any shares covered by this Option until exercise thereof, except that each Optionee shall have the right to receive a copy of the Company's audited financial statements (if available) no later than 120 days following the end of each fiscal year of the Company. No adjustment shall be made for dividends (Ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights of which the record date is prior to the exercise date, except as expressly provided in Section 10.

      SECTION 14 -- TERMINATION OF OPTIONS.   Each Option granted under the Plan
      -------------------------------------
shall set forth a termination date thereof, which date shall be not later than ten years from the date such Option is granted. In any event all Options shall terminate an expire upon the first to occur of the following events:

     (a) the expiration of three months from the date of an Optionee's termination of employment (other than by reason of death), except that if an Optionee is then disabled (within the meaning of Section 22(e)(3) of the Code), the expiration of one year from the date of such Optionee's termination of employment; or

     (b) the expiration of one year from the date of the death of an Optionee if his or her death occurs while he or she is, or not later than three months after he or she has ceased to be, employed by the Company or any of its subsidiaries in a capacity in which he or she would be eligible receive grants of Options under the Plan; or

     (C)  the  termination  of  the  Option  pursuant to Section 10 of the Plan.

      The termination of employment of an Optionee by death or otherwise shall not accelerate or otherwise affect the number of shares to which an Option may be exercised and such Option may only be exercised with respect to that number of shares which could have been purchased under the Option had the Option been exercised by the Optionee on the date of such termination.

      SECTION  15 -- WITHHOLDING OF TAXES.   The Company may deduct and withhold
      ------------------------------------
from the wages, salary, bonus and other compensation paid by the Company to the Optionee the requisite tax upon the amount of taxable income, if any, recognized by the Optionee in connection with the exercise in whole or in part of any Option or the sale of Common Stock issued to the Optionee upon exercise of the Option, all as may be required from time to time under any federal or state laws and regulations. This withholding of tax shall be required from time to time under any federal or state tax laws and regulations. This withholding of tax shall be made from the Company's concurrent or next payment of wages, salary, bonus or other income to the Optionee or by payment to the Company by the Optionee of required withholding tax, as the Option Committee may determine.

      SECTION  16  -- EFFECTIVENESS AND TERMINATION OF PLAN.   The Plan shall be
      ------------------------------------------------------
effective  on  the  date on which it is adopted by the Board; provided, however,
(a) the Plan shall be approved by the shareholders of the Company within 12 months of such date of adoption by the Board, (b) no Option shall be exercised pursuant to the Plan until the Plan has been approved by the shareholders of the Company, and (c) no Option may be granted hereunder on or after that date which is ten years form the effective date of the Plan. The Plan shall terminate when all Options granted hereunder either have been fully exercised, and all shares of Common Stock which may be purchased pursuant to the exercise of such Options have been so purchased, or have expired; provided, however, that the Board may in its absolute discretion terminated the Plan at any time. No such termination, other than as provided for in Section 10 hereof, shall in any way affect any Option then outstanding.

      SECTION 17 -- AMENDMENT OF PLAN. The Board may (a) make such changes in the terms and conditions of granted Options as it deems advisable, provided each Optionee affected by such change consents thereto, and (b) make such amendments to the Plan as it deems advisable. Such amendments and changes shall include, but not be limited to, acceleration of the time at which an Option may be exercised, but may not, without the written consent or approval of the holders of a majority of that voting stock of the Company which is represented and is entitled to vote at a duly held shareholders meeting (a) increase the maximum number of shares subject to Options, except pursuant to Section 10 of the Plan
(b) decrease the Option Price requirement contained in Section 6 (except as contemplated by Section 11) of the Plan (c) change the designation of the class of employees eligible to receive Options (d) modify the limits set forth in
Section 3 of the Plan regarding the value of Common Stock for which any Optionee may be granted Options, unless the provisions of Section 422(d) of the Code are likewise modified or (e) in any manner materially increased the benefits accruing to participants under the Plan.

BE  IT  RESOLVED:

     The terms and conditions of this Stock Option Plan are accepted by the Corporation on this 15th day of November 2001.


/S/  ANTHONY  C.  DIKE
-------------------------
Anthony  C.  Dike
Chief  Executive  Officer                              SEAL

                                    EXHIBIT 99.2

                            STOCK  OPTION  AGREEMENT


AGREEMENT, made this ____ day of ______, 2003, by and between MERIDIAN HOLDINGS, INC., a Colorado corporation, hereinafter referred to as the "Company"
and             ,  an  individual,  hereinafter  referred  to as the "Optionee".

                                   WITNESSETH:

WHEREAS, pursuant to the resolution adopted by the Board of Directors of the Company, the Company has entered into a Employment Agreement with the Optionee and, pursuant to the Agreement, the Company has agreed to grant to the Optionee an Option to purchase shares of common stock of the Company at the prices per share hereinafter set forth, such option to be for the term and upon the terms and conditions hereinafter stated;

NOW THEREFORE, in good consideration of the promises, the mutual covenants herein contained and other good and valuable consideration, the parties hereto agree as follows:

1.     OPTION.  The  Company  hereby grants to the Optionee the right and option
       -------
(hereinafter referred to as the "Option") to purchase all or any part of an aggregate of 250,000 shares of common stock of the Company (hereinafter referred to as the "Shares") on the terms and conditions herein set forth.

2.     TERM.  The term of the Option shall commence on the January 1, 2003 and
       -----
shall expire Sixty (60) months from such date on September 1, 2006, save and except that upon termination of the Agreement, the Option granted herein shall cease and expire ninety (90) days from the date of terminating the Agreement.

3.         PURCHASE  PRICE.  The  purchase  price  of  the  Option  shall  be
           ----------------
______dollars ($XXXX.) the receipt and sufficiency of which is hereby acknowledged. The purchase prices of the Shares covered by the Option shall increase in a range from $0.25 to $25.00 per share. The Optionee has the right to purchase Shares in accordance with the following schedule, which purchase price shall be payable in full, in cash or note, upon exercise of the Option in accordance with the terms and conditions here provided:

          A.     XXXX  SHARES  AT  A  PRICE  OF  $0.25  PER  SHARE
          B.     XXXX  SHARES  AT  A  PRICE  OF  $2.50  PER  SHARE
          C.     XXXX  SHARES  AT  A  PRICE  OF  $5.00  PER  SHARE
          D.     XXXX  SHARES  AT  A  PRICE  OF $10.00  PER  SHARE
          E.     XXXX  SHARES  AT  A  PRICE  OF $25.00  PER  SHARE

4. SECURITIES TO BE REGISTERED. Both the Option and the Shares covered by the Option shall be "registered securities" as defined for the General Rules and Regulations under the Securities Act of 1933, as amended (the "Act").

5. EXERCISE. The Option shall be exercisable in whole or in part at any time and from time to time during the term of the Option by written notice delivered to the Company at 900 Wilshire Boulevard, Suite 500, Los Angeles, California 90017. The notice shall state the number of Shares with respect to which the Option is being exercised, shall contain a representation and agreement by the Optionee in form and substance substantially as set forth in the Notice of Exercise, shall be signed by the Optionee and shall be accompanied by payment. The Option shall not be exercised at any time when its exercise or the delivery of the Shares referred to in the notice would be a violation of any law, governmental regulation or ruling. The Option shall be exercisable only by the Optionee. The Option can only be exercised when the underlying price of the common shares of the Company is 125% of the exercise price of the Option for a period of 10 days.

6. ASSIGNMENT AND TRANSFER. The Option and the rights and obligations of parties hereunder shall inure to the benefit of and shall be binding upon their successors and assigns.

7. OPTIONEE AS SHAREHOLDER. Optionee shall have all rights as a shareholder with respect to the Shares covered by the Option on and subsequent to the date of issuance of a stock certificate or stock certificates to it. Adjustments will be made for dividends or other rights with respect to which the record date is on or subsequent to the date such stock certificates were issued.

8. ADJUSTMENTS FOR CHANGES IN CAPITAL STRUCTURE. In the event of a change in the capital structure of the Company as a result of any stock dividend, stock split, combination or reclassification of shares, recapitalization or consolidation of, the number of shares covered by the Option shall be appropriately adjusted to ensure the same absolute benefit to the Optionee.

9. NOTICES. All notices required or permitted to be given under this Agreement shall be sufficient if in writing and delivered or sent by registered or certified mail to the principal office of each party.

10. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of California.

IN WITNESS WHEREOF, the parties have executed this instrument on the day and year first written above.


ATTEST:

MERIDIAN  HOLDINGS,  INC.



By:  /S/  ANTHONY  C.  DIKE
     ----------------------

ANTHONY  C.  DIKE
CHIEF  EXECUTIVE  OFFICER
CHAIRMAN  OF  OPTION  COMMITTEE

EXHIBIT 99.3

AUDIT  COMMITTEE  CHARTER

Function  of  the  Audit  Committee

The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities relating to:

     the  integrity  of  the  financial  statements  of  the  corporation;
the Corporation's system of internal controls; and the independence and performance of the Corporation's internal and outside auditors.

The function of the Audit Committee is oversight. The management of the Corporation is responsible for the preparation, presentation and integrity of the Corporation's financial statements, and is responsible for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The internal auditing department examines and evaluates the adequacy and effectiveness of the Corporation's system of internal controls. The outside auditor is responsible for planning and carrying out a proper audit and reviews in accordance with generally accepted auditing standards.

The Audit Committee has the powers and responsibilities set forth in this Charter, but not the duty to plan or conduct audits or to determine that the Corporation's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. While the Audit Committee provides an avenue for communication among the internal auditing department, the outside auditors, and management and the Board of Directors, it is not the responsibility of the Audit Committee to conduct investigations, to resolve disputes, if any, between management and the outside auditor or to assure compliance with laws.

Composition  and  Meetings  of  the  Audit  Committee

The Audit Committee will consist of at least one board member. Each member of the Audit Committee must be independent of management and free from any relationship with the Corporation that would interfere with the exercise of independent judgment as an Audit Committee member. In determining independence, the Board will observe the requirements of the NASD. Each member of the Audit Committee must be "financially literate" or must become "financially literate" within a reasonable period of time after appointment to the Audit Committee. The Board will determine, in its business judgment, whether a director meets the financial literacy requirement.

At least one member of the Audit Committee must have "accounting or related financial management expertise", as determined by the Board in its business judgment. In addition to such meetings of the Audit Committee as may be required to discuss the matters set forth in this Charter, the Audit Committee shall meet separately at least annually with management, the director of the internal auditing department, the outside auditors, and as a Committee to discuss any matters that the Audit Committee or any of these persons or firms believe should be discussed privately. In addition, the Audit Committee shall communicate with senior financial management and the outside auditors quarterly to review the Corporation's interim unaudited financial statements and significant findings, if any, based upon the auditors' limited review procedures.

Outside  Auditor

The outside auditor for the Corporation is ultimately accountable to the Board and the Audit Committee. The Audit Committee and the Board have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditor. Alternatively, the Audit Committee and the Board may nominate the outside auditor to be proposed for shareowner approval or appoint such auditor subject to ratification by shareowners.

Powers  and  Responsibilities  of  the  Audit  Committee

The  Audit  Committee  will:

     Review and Recommend Outside Auditors. Review the performance of the outside auditors and recommend to the Board annually, and at other appropriate times, the firm to be retained as the Corporation's outside auditors

Review Independence of Outside Auditors. In connection with recommending the firm to be retained as the Corporation's outside auditors, review the information provided by management and the outside auditors relating to the independence of such firm, including, among other things, information related to the non-audit services provided and expected to be provided by the outside auditors. The Audit Committee is responsible for:

(i) ensuring that the outside auditor submits on a periodic basis, and at least annually, to the Audit Committee a formal written statement delineating all relationships between the auditor and the Corporation consistent with Independence Standards Board Standard No. 1,

(ii) actively engaging in dialogue with the outside auditor with respect to any disclosed relationship or services that may impact the objectivity and independence of the outside auditor and
(iii) recommending that the Board take appropriate action in response to the outside auditors' report to satisfy itself of the outside auditors' independence.

Review Compensation of Outside Auditors. Review the fees paid to the outside auditors for audit and non-audit services.

     Review Audit Plan. Review with the outside auditors their plans for, and the scope of, their annual audit and other examinations.

Review Annual Financial Statements and Audit Results. Review with appropriate officers of the Corporation and the outside auditors the annual audited financial statements to be included in the Corporation's Annual Report on Form 10-K and Annual Report to Shareowners. Review with the outside auditors the report of their annual audit, including matters required to be discussed by Statement on Auditing Standards No. 61, as may be modified or supplemented, relating to the conduct of the audit and the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting, and the accompanying management letter, if any, and including whether any restrictions have been placed on the scope of their activities or if there has been any lack of adequate response to their recommendations. Based upon these discussions and reviews, and on its assessment of the independence of the outside auditor, the Audit Committee will advise the Board of Directors whether it recommends that the audited financial statements be included in the Annual Report on Form 10-K and Annual Report to Shareowners.

Review Quarterly Financial Statements. Review, prior to the Corporation's public release of quarterly earnings, with appropriate officers of the Corporation and the outside auditors the quarterly financial statements to be included in the Corporation's Quarterly Reports on Form 10-Q, and discuss with the outside auditors their reviews of the Corporation's quarterly financial statements conducted in accordance with Statement on Auditing Standards No. 71, and the matters, if any, required to be discussed by Statement on Auditing Standards No. 61, as may be modified or supplemented.

Review Appointment of Director of Internal Auditing. Review the appointment and replacement of the director of the internal auditing department.

Review Internal Audit Plans. Review with the director of the internal auditing department and appropriate members of the staff of the internal auditing department the plans for and the scope of their ongoing audit activities.

Review Internal Audit Reports. Review with the director of the internal auditing department and appropriate members of the staff of the internal auditing department the periodic reports of the audit activities, examinations and results thereof of the internal auditing department.

Review Systems of Internal Accounting Controls. Review with the outside auditors, the director of the internal auditing department, the Chief Financial Officer and the Controller and, if and to the extent deemed appropriate by the Chairman of the Audit Committee, members of their respective staffs, the adequacy of the Corporation's internal accounting controls and of the Corporation's financial, auditing and accounting organizations and personnel.

     Review Legal Matters. On a periodic basis, and at least annually, review with the Corporation's General Counsel any legal matters that could have a material impact on the financial statements.

Securities Exchange Act Section 10A. Obtain from the outside auditor assurance that it will inform the Corporation's management concerning any information indicating that an illegal act has or may have occurred that could have a material effect on the Corporation's financial statements, and assure that such information has been conveyed to the Audit Committee.

Review Corporate Compliance Program. Review on a periodic basis, and at least annually, management's monitoring of the Corporation's Corporate Compliance Program.